UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 13, 2009, Provident Financial Holdings, Inc. (“Corporation”), the holding company for Provident Savings Bank, F.S.B., withdrew its application to participate in the U.S. Treasury’s TARP Capital Purchase Program (“CPP”).  Participation in the CPP is no longer consistent with the Corporation’s business strategy as it would make the Corporation ineligible to carry back its net operating losses from 2008 and 2009 for up to five years according to H.R. 3548, the Worker, Homeownership and Business Assistance Act of 2009 (“Act”), which became law on November 6, 2009.  The Act specifically prohibits CPP participants from utilizing that favorable federal income tax benefit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENT FINANCIAL HOLDINGS, INC.

Date: November 17, 2009	/s/Craig G. Blunden
Craig G. Blunden
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

/s/Donavon P. Ternes
Donavon P. Ternes
Chief Operating Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)